THE KOREA FUND, INC.






                               Semiannual Report
                               December 31, 1995




















   A closed-end investment company seeking long-term appreciation of capital through investment in Korean securities.

The Korea Fund, Inc.
--------------------

Investment objective and policies

o    long-term capital appreciation through investment in Korean securities


Investment characteristics

o    investments in a broad spectrum of Korean industries

o    closed-end investment company

o first United States investment company authorized to invest in Korean securities

o a vehicle for international diversification through participation in the Korean economy


General Information
-------------------

Executive offices

                              The Korea Fund, Inc.
                                345 Park Avenue
                               New York, NY 10154
                                   Telephone:
                      For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

For account information: 1-800-426-5523

                      State Street Bank and Trust Company
                                 P.O. Box 8200
                             Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.
     Subcustodian-Citibank, N.A.--Seoul office

Legal counsel
   Debevoise & Plimpton

Independent Accountants
   Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol--KF


Contents
--------

In Brief                                                   3
Letter to Shareholders                                     3
Other Information                                          6
Investment Summary                                         7
Portfolio Summary                                          8
Investment Performance                                     9
Investment Portfolio                                      11
Financial Statements                                      21
Financial Highlights                                      24
Notes to Financial Statements                             25
Report of Independent Accountants                         29
Tax Information                                           30
Shareholder Meeting Results                               31
Dividend Reinvestment and
   Cash Purchase Plan                                     32
Investment Manager                                        34
Korean Adviser                                            34
Officers and Directors                                    35

Comparisons between changes in the Fund's net asset value per share and changes in the Korea Stock Exchange Index should be considered in light of the Fund's investment policy and objective, the characteristics and quality of the Fund's investments, the size of the Fund, and variations in the won/dollar exchange rate.

This report is sent to the shareholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

In Brief
--------

o Despite recent declines in the Korean stock market, The Korea Fund generated a positive total return of 2.70% for the six months ended December 31, 1995, the first half of its 1996 fiscal year.

o The Fund added new investments in consumer- and infrastructure-related sectors as export-driven growth began to slow.

o Taking advantage of the Fund's flexibility to invest in bonds, we invested up to the portfolio's 10% ceiling for bond investments as Korean interest rates declined to near all-time lows.


Letter to Shareholders
----------------------

Dear Shareholders:

   For the first half of the six-month fiscal period ended December 31, 1995, a number of positive factors combined to drive up prices of Korean stocks. For that period alone, The Korea Fund generated a total return (based on net asset value) of 12.65%. But revelations of corruption at the highest levels of government emerged during the period's final three months, taking a toll on the market. Despite receding stock prices, the Fund finished the period with a positive total return of 2.70%, reflecting an increase in net asset value (NAV) to $20.04 at the end of 1995 from $19.89 on June 30, and the reinvestment of $0.36 per share in capital gain distributions and $0.06 in income distributions. Meanwhile, your Fund, as listed on the New York Stock Exchange, remained among the few closed-end funds trading above NAV. On December 31, the Fund's market value was $22.00 -- a 9.8% premium above NAV. As with individual stocks, the Fund's stock-exchange-listed price is a barometer of market demand, which has remained consistently strong.

   Your Fund's six-month results surpassed that of the broader Korean stock market, which posted a total return of -1.28% for the same period, as measured by the Korean Stock Exchange Index. Meanwhile, the Korean won -- the movements of which tend to track those of the U.S. dollar -- remained essentially stable, ending the period 2.27% lower relative to the U.S. dollar.

Investment Environment

   The hospitable conditions that characterized the investment landscape during the first half of the semiannual period were well grounded by several positive fundamental forces, including stable levels of inflation, falling interest rates, and an economy that remained on a healthy growth path. Brisk exports contributed to the escalating stock prices, as did aggressive corporate investments in facilities. By summer, however, the pace of capital investment had begun to taper off. Waning corporate demand for financing pushed the benchmark 3-year corporate bond rate to near-historic lows of around 12%. The slowing world economy, meanwhile, had begun to brake Korea's export-related growth. Companies that thrive on domestic infrastructure investment and consumption began moving to the fore.

   The market's upbeat mood all but vanished midway through the period. Headlines implicating former Korean presidents Roh and Chun in slush fund activities rendered the magnitude of political scandals impossible to ignore. The news halted the rise in stock prices across nearly all sectors with the exception of insurance, which had begun to turn the corner after a financially difficult period. Though troubling, the investigation and arrest of the ex-presidents demonstrate the government's resolve to end such unsavory practices, paving the way for a structurally sounder marketplace. Government reforms, such as subjecting companies to fuller disclosure of their records, should help sever the traditional link between businesses and politicians. In short, Korea's capital markets stand to benefit as the country takes a democratic step forward.

   Also darkening investor sentiment was the economic situation in North Korea. Battered by catastrophic floods during the summer, North Korea watched its agricultural production plummet. But helping to temper the market's apprehension toward the deteriorating economy is the ongoing and increasing dialogue between North Korea and the United States. In addition, the likelihood that the United States will establish a liaison office in Pyongyang, the North Korean capital, is helping to curb any military threat.

   Meanwhile, the decline in value of the Japanese yen cast a shadow on the profitability of Korean export-oriented companies. In recent years, the yen's persistent strength afforded these companies a competitive upper hand. The now falling yen may mean Korean exports are less price competitive in the international marketplace. One positive: A weaker yen helps to ease the debt burden -- much of which is yen-denominated -- of Korean companies.

Portfolio Strategy

   From a fundamental standpoint, the Fund's buy and hold framework remained unchanged during the six months. As always, our investment approach centers around a comprehensive research process designed to identify the best-managed Korean companies. We continued to focus on growing companies that we would favor under any market climate. The Fund's top 10 holdings, in fact, represent 53.1% of the portfolio.

   During the six-month period, withering capital investments in facilities accentuated our interest in companies that could benefit from declining interest rates. For instance, we added to existing holding Samsung Fire and Marine Insurance, which numbered among the handful of businesses that continued to produce gains amidst broad declines in the market. We also increased investments appreciably in bonds, up to the Fund's ceiling of 10%. This decision contributed positively to portfolio performance during the period.

   As the political scandal surfaced in September, we took advantage of opportunities created by falling stock prices to purchase solid companies selling below their true worth, in our estimation. For example, we acquired additional shares of Kumho Construction and LG Securities. We also selectively invested in the consumer sector, including such attractively-valued financial, chemical, and cosmetic stocks as Korea Exchange Bank, Hanwha, and Pacific Corp., respectively.

Outlook

   The underpinnings vital to a healthy economy -- falling interest rates, stable inflation, and solid corporate earnings -- remain intact, though recent events are glaring reminders of the power wielded by investor sentiment. During 1995, Korea's GDP expanded at a respectable rate of more than 9%. Many Koreans tend to regard anything short of double-digit growth as recessionary, having become accustomed to the 12% and 13% annual growth rates typical during the past 20 years. Still, the economic growth of 7% to 7.5% we are anticipating for 1996 is decidedly strong relative to most other economies.

   Another reason for optimism: Recoveries taking shape around the globe should be helpful for Korean export growth, which has fallen from exceedingly high levels. Exports remain the driving force of the Korean economy. Further, the likelihood is slim that interest rates will creep up, given the diminished demand for cash. Lower interest rates, of course, are good news for corporate bottom lines. Even more encouraging from a fundamental vantage point are government plans to open the Korean bond market this year to foreign investors -- the first time in its history. (As you know, your Fund has participated in Korea's bond market since its launch in 1984. At that time, Scudder had procured special licenses directly from the Korean government to gain the privilege of investing in bonds.) This important market reform should foster greater stability as the influx of foreign money helps to check fluctuations in interest rates, which have varied by more than 20 percentage points during the past 10 years.

   While Korea today is no longer the emerging market it once was, the room for growth remains vast. Korea's stock market capitalization is only 50% of the country's GDP--lower than that of its Asian neighbors. And because its population is among the best educated in the world, Korea is particularly rich in human resources. Geographically, too, the country is well situated, located centrally in the midst of such economic powers as Japan, Russia, and China. In the four brief years since China and Korea commenced trading relations, China already has become Korea's third largest trading partner.

   At the moment, Korean stocks may face additional bouts of volatility until the vexing political distractions are fully laid to rest. The approaching elections in April could have positive near-term implications, should the government decide to step up measures to support the economy, although the eventual outcome of the elections is expected to have little impact on the capital markets. More heartening still, the Ministry of Finance and Economy has stated its intention to hasten efforts to relax limitations on foreign stock ownership further, shifting the supply/demand balance favorably toward Korean stocks.

   Against this backdrop, we will continue to concentrate on consumer-oriented companies and those that flourish from domestic infrastructure investments, while paring back investments in companies that fail to remain well positioned in Korea's evolving market environment.

   We are pleased that you have chosen to invest in The Korea Fund, Inc. and we welcome your questions or comments.

Respectfully,



/s/Nicholas Bratt               /s/Juris Padegs
Nicholas Bratt                  Juris Padegs
President                       Chairman of the Board

Other Information
-----------------

A Team Approach to Investing

   The Korea Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager John J. Lee has set Fund investment strategy and overseen its daily operation since 1991, the year he joined Scudder's global equity area. Nicholas Bratt, Portfolio Manager, has been a member of the Portfolio team since 1984 and has over 20 years of experience in worldwide investing. Mr. Bratt, who has been at Scudder since 1976, is the Director of Scudder's Global Equity Department.

Dividend Reinvestment and Cash Purchase Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. We believe this Plan is attractive for shareholders. Its features are more fully described on page 32.

Annual Meeting Election Results

   At the October 11, 1995 Annual Meeting, the shareholders elected three directors, including Hugh T. Patrick, who replaced Sidney M. Robbins, and the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending June 30, 1996, was ratified. Shareholders also approved the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc. and the continuance of the Research and Advisory Agreement between Scudder, Stevens & Clark, Inc. and Daewoo Capital Management Co., Ltd. Please see the table entitled "Shareholder Meeting Results" on page 31 for more information. Mr. Robbins, who chose not to stand for reelection, was elected by the Board as Emeritus Founding Director.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the Fund and other Scudder closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder, Stevens & Clark, Inc. banner.

THE KOREA FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1995
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (c)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER     -.02        --       -8.83         --     -10.15         --
FISCAL YEAR
  TO DATE          14.27        --        2.70         --      -1.28         --
ONE YEAR            3.89      3.89        4.26       4.26     -14.06     -14.06
THREE YEAR         69.91     19.33      104.03      26.83      30.14       9.18
FIVE YEAR         100.10     14.88      105.26      15.47      26.84       4.87
TEN YEAR          529.18     20.19      652.92      22.37     440.45      18.38



-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED DECEMBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                         1986     1987    1988    1989    1990    1991    1992    1993    1994    1995
                       --------------------------------------------------------------------------------
NET ASSET VALUE(b)..   $ 8.16   $11.28  $15.93  $18.55  $11.10  $10.55  $10.62  $16.64  $20.65  $20.04
INCOME DIVIDENDS....   $  .11   $  .29  $  .11  $  .08  $   --  $  .06  $  .04  $  .01  $   --  $  .06
CAPITAL GAINS
DISTRIBUTIONS.......   $  .03   $  .68  $ 1.74  $ 1.88  $ 2.20  $  .34  $  .20  $   --  $  .15  $  .36
TOTAL RETURN (%)....    85.05    44.48   55.97   22.79  -28.36   -2.05    2.71   56.77   24.84    4.26

(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

(b) Net asset value per share through 1988 has been adjusted for a 200% stock dividend paid in October 1988.

(c) Korea Stock Price Index ("KOSPI")

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

THE KOREA FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION

Common Stocks      85%
Preferred Stocks    5%
Convertible Bonds   4%
Notes               3%
Corporate Bonds     2%
Cash Equivalents    1%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS

Sector breakdown of the Fund's equity securities

Technology             23%
Communications         16%
Financial              15%
Durables                8%
Construction            7%
Consumer Staples        7%
Manufacturing           6%
Consumer Discretionary  5%
Health                  3%
Other                  10%
                      ----
                      100%
                      ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. SAMSUNG ELECTRONICS CO., LTD.
    Major electronics manufacturer

 2. KOREA MOBILE TELECOM
    Mobile telecommunication company

 3. SAMSUNG FIRE & MARINE INSURANCE CO.
    Insurance company

 4. HYUNDAI MOTOR SERVICES CO., LTD.
    Auto parts and services

 5. KOREA LONG TERM CREDIT BANK
    Major commercial bank

 6. SAMSUNG DISPLAY DEVICES
    Leading manufacturer of CRT and picture tubes

 7. KEUM KANG CO., LTD.
    Construction company and manufacturer of building materials

 8. CHEIL FOOD AND CHEMICAL CO., LTD.
    Korea's largest sugar refiner and major integrated food processor

 9. HANSOL PAPER MANUFACTURING CO., LTD.
    Korea's largest paper manufacturer

10. HANKOOK TIRE MANUFACTURING CO., LTD.
    Major tire manufacturer

The Korea Fund, Inc.
Investment Performance
-----------------------

CHART TYPE: LINE CHART

CHART TITLE:
                        KOREA FUND INVESTMENT PERFORMANCE

   History (in terms of N.Y.S.E. Value) of a $10,000 Investment in Fund Shares
                             vs. the S&P 500 Index*


CHART DATA:

                   Change In Share Value Of Initial Investment With     Change In Share Value Of
Total Return       Capital Gains Distribution Reinvested                Initial Investment           S&P 500 Total Return
------------------------------------------------------------------------------------------------------------------------------------

     10942              10942                                                10942                         10000
     11983              11983                                                11983                          9972
     11875              11875                                                11875                         10159
     11458              11458                                                11458                         11095
     12292              12292                                                12292                         11906
     11787              11250                                                11250                         11422
     15393              14692                                                14692                         13395
     20632              19692                                                19692                         15286
     29440              27817                                                27817                         16186
     32537              30709                                                30625                         15054
     30103              28411                                                28333                         15905
     56221              53061                                                52917                         19304
     62087              58597                                                58438                         20265
     67523              63039                                                62396                         21689
     51016              47628                                                45938                         16801
     73921              69011                                                66563                         17755
     65476              61127                                                58958                         18925
     59075              54750                                                50000                         18993
     80516              74621                                                65625                         19608
    108121             100205                                                88125                         21000
     97003              89900                                                79063                         22837
    133542             123540                                               105000                         25283
    111177             102850                                                85938                         25801
     73983              68442                                                57188                         25017
     71557              66198                                                55313                         26571
     44506              41173                                                30625                         22930
     48402              44777                                                31250                         24976
     56630              52389                                                36563                         28611
     54694              50598                                                35313                         28520
     57251              52736                                                36250                         30052
     50380              46407                                                31563                         32576
     47387              43650                                                29688                         31761
     45392              41813                                                28438                         32345
     49876              45787                                                30625                         33368
     57001              52328                                                35000                         35054
     52421              48123                                                32188                         36585
     61073              56066                                                37500                         36763
     59037              54197                                                36250                         37711
     97766              89706                                                60000                         38587
     78417              71951                                                48125                         37122
     89619              82230                                                55000                         37277
    107003              98181                                                65313                         39097
     93227              85541                                                56875                         39091
     87592              80371                                                53438                         42897
     84754              73790                                                49063                         46995
     96871              84340                                                55313                         50730
     96850              84082                                                55000                         53785


The Korea Fund, Inc.
Investment Performance
----------------------

CHART TYPE: LINE CHART

CHART TITLE:

                KOREA FUND INVESTMENT PERFORMANCE

History (in terms of Net Asset Value) of a $10,000 Investment in
                          Fund Shares*


CHART DATA:

                                                     Change In Share Value Of Initial
                                                      Investment With Capital Gains       Change In Share Value Of
Total Return                                           Distribution Reinvested               Initial Investment
------------------------------------------------------------------------------------------------------------------------------------

10000                                                             10000                              10000
10072                                                             10072                              10072
10269                                                             10269                              10269
10197                                                             10197                              10197
10305                                                             10305                              10305
10083                                                             9624                               9624
12599                                                             12025                              12025
16796                                                             16030                              16030
21224                                                             20054                              20054
23020                                                             21726                              21667
23315                                                             22004                              21944
31873                                                             30082                              30000
31788                                                             30001                              29919
31515                                                             29422                              29122
33685                                                             31447                              30332
38620                                                             36055                              34776
41695                                                             38926                              37545
40580                                                             37609                              34346
52539                                                             48693                              42823
62236                                                             57679                              50726
55541                                                             51474                              45269
65403                                                             60505                              51425
64511                                                             59679                              49866
60372                                                             55851                              46667
50252                                                             46489                              38844
42973                                                             39754                              29570
46216                                                             42755                              29839
45050                                                             41676                              29086
42760                                                             39558                              27608
45385                                                             41806                              28737
45269                                                             41699                              28360
54323                                                             50039                              34032
46127                                                             42489                              28898
42992                                                             39467                              26398
46494                                                             42683                              28548
46844                                                             43004                              28763
49909                                                             45817                              30645
50128                                                             46018                              30780
72887                                                             66877                              44731
74814                                                             68646                              45914
81735                                                             74996                              50161
94468                                                             86679                              57661
90991                                                             83489                              55511
91123                                                             83610                              55591
92364                                                             80416                              53468
104044                                                            90585                              59409
94862                                                             82356                              53871

The data set forth above should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices; nor should it be construed as a representation of the future performance of the Fund's net asset value.
*    The Korea Fund, Inc. performance charts make the following key assumptions:
1. The data have been adjusted to reflect a 200% stock dividend paid in October 1988.
2. Investment income and capital gains reinvested at the greater of the following on the valuation date:
     (a) Net asset value per share or
     (b) 95% of the mean market price per share.
3. No adjustments have been made for U.S. income taxes. Korean taxes are reflected.
4. Initial $10,000 investment was made at initial public offering price and at initial net asset value price.
The Standard & Poor's 500 Stock Index is a widely followed, unmanaged index of 500 industrial, transportation, utility and financial companies widely regarded as representative of the equity market in general.

The Korea Fund, Inc.
Investment Portfolio as of December 31, 1995
================================================================================

                                         Principal                                                                Market
                                         Amount (e)                                                              Value ($)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.5%

                             U.S.$       3,309,000   Repurchase Agreement with Donaldson, Lufkin &
                                                       Jenrette dated 12/29/95 at 5.85%, to be repurchased
                                                       at $3,311,151 on 1/2/96, collateralized by a
                                                       $3,277,000 U.S. Treasury Note, 7.625%, 4/30/96
                                                       (Cost $3,309,000) ...................................     3,309,000
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

NOTES 3.4%

                                    19,750,000,000   Korea Development Bank, 10.17%, 1/26/96
                                                       (Cost $25,430,126) ..................................    25,322,022
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS 1.8%

METALS & MINERALS

                                    10,000,000,000   Korea Tungsten Exchange Bond, Zero Coupon with
                                                       36.03% bonus interest at maturity, 11/11/98
                                                       (Cost $13,174,366) (c)...............................    13,050,960
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS 4.3%

CONSUMER DISCRETIONARY 0.4%

 Apparel & Shoes                     1,000,000,000   Shinwon, 6%, 12/31/96 (Major apparel
                                                       manufacturer) (c)....................................     2,376,732
                                                                                                              ------------

CONSUMER STAPLES 1.5%

 Alcohol & Tobacco 0.5%              3,000,000,000   Jinro Ltd., 2% with 14.85% bonus interest
                                                       at maturity, 9/30/98 (Leading producer of Soju,
                                                       a distilled spirit) (c)..............................     3,722,463
                                                                                                              ------------

 Food & Beverage 0.4%                  800,000,000   Crown Confectionery Co., 3% with 16.28% bonus
                                                       interest at maturity, 12/31/97 (Major producer
                                                       of snacks) (c).......................................     1,009,205

                                     2,000,000,000   Haitai Confectionery Co., 1% with 13.13% bonus
                                                       interest at maturity, 6/30/98 (Major
                                                       producer of snacks) (c)..............................     2,236,822
                                                                                                              ------------
                                                                                                                 3,246,027
                                                                                                              ------------

  Textiles 0.6%              U.S.$       2,000,000   Kolon Industries, Inc., 0.25%, 12/31/04 (Leading
                                                       manufacturer of nylon, polyester yarn and fabrics)...     1,030,000
                                     2,400,000,000   Kukje Corp., 12% with 4.62% bonus interest at
                                                       maturity, 12/31/97 (Shoe manufacturer) (c)...........     3,211,352
                                                                                                              ------------
                                                                                                                 4,241,352
                                                                                                              ------------


    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio (continued)
================================================================================

                                         Principal                                                                Market
                                         Amount (e)                                                              Value ($)
--------------------------------------------------------------------------------------------------------------------------
HEALTH 0.5%

 Pharmaceuticals                     3,000,000,000   Korean Green Cross Corp., 1% with 11.88%
                                                       bonus interest at maturity, 12/31/97
                                                       (Pharmaceutical company) (c).........................     3,532,852

                                       400,000,000   Yuhan Corporation, 5.5% with 25.41%
                                                       bonus interest at maturity, 12/31/97
                                                       (Pharmaceutical company) (c).........................       563,997
                                                                                                              ------------
                                                                                                                 4,096,849
                                                                                                              ------------

MANUFACTURING 0.6%

 Containers & Paper                  4,000,000,000   Hansol Paper Manufacturing Co., Ltd., 3%
                                                       with 28.24% bonus interest at maturity, 12/31/99
                                                       (Korea's largest paper manufacturer) (c).............     4,680,556
                                                                                                              ------------

TECHNOLOGY 0.0%

 Electronic Components/
 Distributors                CHF           500,000   Samsung Electromechanics Co., Ltd., 0.25%, 12/31/00
                                                       (Major electronics parts company)....................       268,945
                                                                                                              ------------

ENERGY 0.8%

 Oil & Gas Production                3,000,000,000   Yukong, Ltd., 1% with 13.92% bonus interest at
                                                       maturity, 12/31/98 (Korea's largest oil refiner)(c)..     3,233,041
                                     2,000,000,000   Yukong, Ltd., 2% with 8.15% bonus interest at
                                                       maturity, 12/31/97 (c)...............................     2,312,105
                                                                                                              ------------
                                                                                                                 5,545,146
                                                                                                              ------------

METALS & MINERALS 0.3%

 Steel & Metals                      1,000,000,000   Kangwon Industry, 6% with 19.52% bonus interest
                                                       at maturity, 6/30/97 (Steel company) (c).............     1,431,552
                                       500,000,000   Sammi Steel, 4% with 20.57% bonus interest
                                                       at maturity, 12/31/97 (Specialty steel company) (c)..       663,732
                                                                                                              ------------
                                                                                                                 2,095,284
                                                                                                              ------------

CONSTRUCTION 0.2%

 Miscellaneous                       1,000,000,000   Sungwon Construction, 5% with 21.11%
                                                       bonus interest at maturity, 12/31/97
                                                       (Construction company) (c)...........................     1,354,850
                                                                                                              ------------
                                                     TOTAL CONVERTIBLE BONDS (Cost $34,794,673)                 31,628,204
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------


PREFERRED STOCKS 4.5%                      Shares
                                           ------
CONSUMER DISCRETIONARY 0.0%

 Apparel & Shoes

                                             4,000   Baik Yang Co. (Leading maker of under garments)........       256,268
                                                                                                              ------------


    The accompanying notes are an integral part of the financial statements.

================================================================================

                                                                                                                 Market
                                           Shares                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES 0.7%

 Alcohol & Tobacco 0.1%                     46,165   Oriental Brewery Co., Ltd. (Korea's largest brewery)...       404,669
                                                                                                              ------------

 Food & Beverage 0.4%                       73,690   Cheil Food and Chemical Co., Ltd. (Korea's largest
                                                       sugar refiner and major integrated food processor)...     2,574,282
                                            52,280   Haitai Confectionery Co................................       370,661
                                                                                                              ------------
                                                                                                                 2,944,943
                                                                                                              ------------

 Package Goods
 Cosmetics 0.1%                             85,000  Pacific Corp. (Leading cosmetics producer)..............       932,452
                                                                                                              ------------

 Textiles 0.1%                              72,990  Sunkyong Industries, Ltd. (Leading producer of acetate
                                                      filament yarn, polyester yarns and fabrics)...........     1,063,212
                                                                                                              ------------

HEALTH 0.0%

 Pharmaceuticals                            10,000  Shinpoong Pharmaceutical Co. (Specialized drug
                                                      producer).............................................       224,299
                                                                                                              ------------

FINANCIAL 1.2%

 Insurance 0.3%                              6,175  Samsung Fire & Marine Insurance Co. (Insurance
                                                      company) (d)..........................................     2,429,404
                                                                                                              ------------

 Other Financial
 Companies 0.9%                            100,000   Boo Kook Securities (Securities company)...............       904,931
                                           100,000   Boram Securities (Securities company)..................       966,806
                                           244,900   L G Securities Co., Ltd. (Securities company)..........     2,683,403
                                            71,000   Shin Young Securities (Securities company).............       832,871
                                            72,000   Ssangyong Investment and Securities
                                                       (Securities company).................................       756,429
                                                                                                              ------------
                                                                                                                 6,144,440
                                                                                                              ------------

SERVICE INDUSTRIES 0.2%

 Miscellaneous Commercial
 Services                                   90,000   Sunkyong Ltd. (Leading trading company)................     1,090,558
                                                                                                              ------------

DURABLES 0.6%

 Automobiles 0.3%                          106,358   Hyundai Motor Services Co., Ltd. (Auto parts and
                                                       service).............................................     2,426,731
                                                                                                              ------------
 Tires 0.3%                                388,000   Korea Kumho Co. (Korea's largest tire manufacturer)....     2,250,725
                                                                                                              ------------

MANUFACTURING 0.2%

 Chemicals                                  50,000   LG Chemicals, Ltd. (Leading producer of
                                                       petrochemicals and household products)...............       585,885
                                            69,375   Oriental Chemical Industries Co., Ltd. (Manufacturer of
                                                       specialty chemicals).................................     1,117,870
                                                                                                              ------------
                                                                                                                 1,703,755
                                                                                                              ------------


    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio (continued)
================================================================================

                                                                                                                 Market
                                           Shares                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY 0.7%

 Electronic Components/
 Distributors                                8,198   Samsung Display Devices (Leading manufacturer of
                                                       CRT and picture tubes)...............................       450,190
                                               823   Samsung Display Devices (New) (b)......................        45,513
                                            30,920   Samsung Electronics Co., Ltd. (Major electronics
                                                       manufacturer) (d)....................................     3,658,983
                                             6,119   Samsung Electronics Co., Ltd. (New) (b) (d)............       711,232
                                                                                                              ------------
                                                                                                                 4,865,918
                                                                                                              ------------

ENERGY 0.0%

 Oil Companies                               1,174   Ssangyong Oil Refining Co. (Major oil refiner) (c).....        18,631
                                                                                                              ------------

METALS & MINERALS 0.1%

 Steel & Metals                             53,950   Kangwon Industry.......................................       493,774
                                           108,080   Sammi Steel Co. (Specialty steel producer).............       564,259
                                                                                                              ------------
                                                                                                                 1,058,033
                                                                                                              ------------

CONSTRUCTION 0.7%

 Building Materials 0.2%                     9,130   Sung Shin Cement Co., Ltd. (Major cement company)......       153,000
                                            63,500   Tong Yang Cement Co., Ltd. (Major cement company)......     1,023,203
                                                                                                              ------------
                                                                                                                 1,176,203
                                                                                                              ------------

 Miscellaneous 0.5%                         95,000   Hyundai Engineering & Construction Co. (Leading
                                                       general contractor)..................................     2,596,197
                                           145,540   Kumho Construction and Engineering (Engineering and
                                                       construction company)................................     1,082,521
                                                                                                              ------------
                                                                                                                 3,678,718
                                                                                                              ------------
TRANSPORTATION 0.1%

 Airlines                                   40,520   Korean Airlines Co., Ltd. (Airline)....................       767,830
                                                                                                              ------------
                                                     TOTAL PREFERRED STOCKS (Cost $35,219,650)..............    33,436,789
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS 85.5%

Consumer Discretionary 4.0%

 Apparel & Shoes 0.4%                       10,000   Baik Yang Co...........................................     1,289,075
                                            30,000   Ssang Bang Wool Co. (Leading underwear manufacturer)...     1,550,757
                                                                                                              ------------
                                                                                                                 2,839,832
                                                                                                              ------------

 Department & Chain
 Stores 3.6%                               165,730   Hwa Sung Industries (Department store).................     6,024,603
                                            81,604   Hwa Sung Industries (New) (b)..........................     2,735,036


    The accompanying notes are an integral part of the financial statements.

================================================================================

                                                                                                                 Market
                                           Shares                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                             9,436   Keum Kang Development Industries Co., Ltd. (New)
                                                       (Operator of department stores and hotels) (b).......       159,345
                                           114,577    Shinsegae (Major department store chain)..............     9,570,854
                                            34,753   Shinsegae (New) (b)....................................     2,867,151
                                           162,860     Taegu Department Store (Department store)............     3,715,916
                                            55,640   Taegu Department Store (New)...........................     1,276,690
                                                                                                              ------------
                                                                                                                26,349,595
                                                                                                              ------------

CONSUMER STAPLES 4.3%

 Alcohol & Tobacco 0.4%                     19,000   Jinro, Ltd.............................................      440,864
                                             3,486   Jinro, Ltd. (New) (c)..................................        74,813
                                           120,740   Oriental Brewery Co., Ltd..............................     2,723,753
                                                                                                              ------------
                                                                                                                 3,239,430
                                                                                                              ------------
 Food & Beverage 2.8%                      198,413   Cheil Food and Chemical Co., Ltd......................     13,606,924
                                            39,900   Haitai Confectionery Co...............................        494,282
                                            32,271   Nhong Shim Co.........................................        998,394
                                            48,000   Pulmuone Co. (New) (Food producer)....................      2,165,646
                                           118,658   Tongyang Confectionery (Major producer of snacks).....      3,059,181
                                                                                                              ------------
                                                                                                                20,324,427
                                                                                                              ------------

 Textiles 1.1%                              31,895   Cheil Industries (New) (Korea's largest woolen yarn
                                                       and fabric manufacturer) (b).........................       735,959
                                            79,739   Cheil Industries.......................................     1,860,491
                                             9,390   Daehan Synthetic Fiber (Manufacturer of polyester yarns
                                                       and synthetic fibers)................................     1,149,919
                                            33,500   Hankook Synthetics (Textile manufacturer)..............     2,202,385
                                             3,040   Taekwang Industrial Co., Ltd. (Major producer of
                                                       acrylic fiber).......................................     1,990,744
                                            16,500   Tongyang Nylon (Korea's largest producer of nylon
                                                       filament yarn).......................................       570,029
                                                                                                              ------------
                                                                                                                 8,509,527
                                                                                                              ------------
HEALTH 2.0%

 Pharmaceuticals                            72,632   Chong Kun Dang Co., Ltd. (Pharmaceutical company)......     3,089,712
                                            30,940   Daewoong Pharmaceutical Co. (Pharmaceutical
                                                       company).............................................     1,515,591
                                             3,200   Daewoong Pharmaceutical Co. (New) (b)..................       148,501
                                             4,840   Daewoong Pharmaceutical Co. (New) (b)..................       218,369
                                            10,000   Korea Green Cross Corp.................................     1,054,463
                                           138,121   Yuhan Corporation......................................     8,101,199
                                            16,065   Yuhan Corporation (New) (c)............................       866,671
                                                                                                              ------------
                                                                                                                14,994,506
                                                                                                              ------------


    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio (continued)
================================================================================

                                                                                           Market
                     Shares                                                               Value ($)
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS 15.4%
 Cellular Telephone      100,702   Korea Mobile Telecom (Mobile telecommunication
                                     company) (d) .....................................  113,520,978
                                                                                         -----------
FINANCIAL 13.2%
 Banks 5.2%              240,028   Cheju Bank (Regional bank) .........................    3,341,672
                           3,381   Daegu Bank (New) (Regional bank) ...................       47,942
                         242,929   Hanil Bank (Major commercial bank) .................    2,592,913
                         103,170   Kookmin Bank (Major commercial bank) ...............    1,901,812
                          28,365   Kookmin Bank (New) .................................      504,592
                         160,000   Korea Exchange Bank (Major commercial bank) ........    1,784,080
                         268,454   Korea Exchange Bank (New) (b) ......................    2,941,488
                          43,900   Korea First Bank (Major commercial bank) ...........      390,474
                         667,902   Korea Long Term Credit Bank (Major
                                     commercial bank) .................................   18,855,371
                         253,180   Shin Han Bank (Major commercial bank) ..............    4,960,794
                          44,435   Shin Han Bank (New) (b) ............................      842,017
                                                                                          ----------
                                                                                          38,163,155
                                                                                          ----------
 Insurance 6.6%           85,376   Daehan Fire & Marine Insurance Co., Ltd.
                                     (Insurance company) ..............................    3,543,806
                          44,656   Hyundai Fire and Marine Insurance (Insurance
                                     company) .........................................    2,613,448
                          49,912   L G Insurance (Insurance company) ..................    5,018,549
                          68,967   Samsung Fire & Marine Insurance Co. (d) ............   37,308,413
                                                                                          ----------
                                                                                          48,484,216
                                                                                          ----------
 Other Financial
 Companies 1.4%           19,989   Boo Kook Securities ................................      255,096
                          87,191   Hanyang Securities (Securities company) ............    1,045,280
                           1,224   Hyundai Securities (Securities company) ............       21,301
                         100,763   L G Securities Co., Ltd. ...........................    1,792,497
                         123,010   Samsung Securities (Securities company) ............    4,138,654
                         172,384   Ssangyong Investments and Securities ...............    3,111,023
                                                                                          ----------
                                                                                          10,363,851
                                                                                          ----------
SERVICE INDUSTRIES 1.9%
 Miscellaneous Commercial
 Services                250,042   Samsung Co., Ltd. (Trading company) ................    6,704,317
                         100,195   Samsung Co., Ltd. (New) (b) ........................    2,609,009
                         156,060   Sunkyong Ltd. ......................................    3,721,702
                          39,918   Sunkyong Ltd. (New) ................................      915,940
                                                                                          ----------
                                                                                          13,950,968
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

================================================================================

                                                                                           Market
                     Shares                                                               Value ($)
-----------------------------------------------------------------------------------------------------
DURABLES 7.0%
 Automobiles 4.8%        116,209   Hyundai Motor Co., Ltd. (Korea's largest auto
                                     manufacturer) ...................................   5,258,055
                         423,380   Hyundai Motor Services Co., Ltd. ..................  18,501,556
                         113,341   Mando Machinery Co. (Major auto parts manufacturer)   5,727,320
                          35,000   Samlip Industries (Auto parts manufacturer) (c) ...   1,579,117
                          90,000   Yoosung Enterprise (Leading manufacturer of
                                     engine parts) ...................................   4,350,628
                                                                                        ----------
                                                                                        35,416,676
                                                                                        ----------
 Leasing Companies 0.3%   93,000   Korea Development Leasing Co. (Largest
                                     leasing company in Korea) .......................   2,385,691
                                                                                        ----------
 Telecommunications
 Equipment 0.1%            4,610   LG Information & Communication (New) (Leading
                                     manufacturer of telecommunications equipment) ...     421,927
                                                                                        ----------

 Tires 1.8%              194,916   Hankook Tire Manufacturing Co., Ltd. (Major tire
                                     manufacturer) ...................................  11,558,024
                          36,495   Hankook Tire Manufacturing Co., Ltd. (New) (c) ....   1,981,950
                                                                                        ----------
                                                                                        13,539,974
                                                                                        ----------
MANUFACTURING 5.1%

 Chemicals 2.1%           15,000   Daeil Chemical Co. (Manufacturer of bandages and
                                     other medical products) .........................   1,111,827
                          55,000   Hanwha Co. (Producer of explosives and
                                     petrochemicals) .... ............................     921,689
                          37,540   Korea Chemical Co. (Paint company) . ..............   3,774,567
                         150,000   Korea Kumho Petrochemical (Leading producer of
                                     synthetic rubber) ...............................   1,759,588
                         117,000   Korea Kumho Petrochemical Co. (Leading producer of
                                     synthetic rubber) ...............................   1,063,294
                         271,853   L G Chemical (Korea's largest integrated
                                     chemical company) ...............................   5,186,496
                          47,400   Oriental Chemical Industries Co., Ltd. . ..........   1,435,901
                           2,647   Oriental Chemical Industries Co., Ltd. (New) (b) ..      80,186
                                                                                        ----------
                                                                                        15,333,548
                                                                                        ----------
 Containers & Paper 1.4%  50,000   Asia Paper Manufacturing Co. (Specialized
                                     maker of cardboard used for packaging) (c) ......   1,366,420
                         210,712   Hansol Paper Manufacturing Co., Ltd. ..............   8,067,221
                          30,977   Hansol Paper Manufacturing Co., Ltd. (New) (c) ....   1,078,814
                                                                                        ----------
                                                                                        10,512,455
                                                                                        ----------

    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio (continued)
================================================================================

                                                                                           Market
                            Shares                                                        Value ($)
-----------------------------------------------------------------------------------------------------
 Diversified
 Manufacturing 0.9%         23,256   Hyundai Precision Industry Co. (Leading transport
                                       container manufacturer and machinery producer) ..     458,675
                           200,239   Samsung Heavy Industries Co., Ltd. (Machinery
                                       manufacturer) ...................................   5,136,650
                            30,070   Samsung Heavy Industries Co., Ltd. (New) (b) ......     759,745
                                                                                         -----------
                                                                                           6,355,070
                                                                                         -----------
 Electrical Products 0.5%  114,086   Kyungwon Century Co., Ltd. (Major
                                       manufacturer of heating and cooling equipment) ..   3,911,940
                                                                                         -----------
 Industrial Specialty 0.2%  17,890   Sam Sung Radiator Industrial Co. (Maker
                                       of radiators used in automobiles,
                                       agricultural machinery and heavy-duty vehicles) .   1,404,449
                                                                                         -----------
TECHNOLOGY 20.4%
 Electronic Components/
 Distributors 20.1%         62,000   L G Electronics, Inc.
                                       (Major electronics manufacturer) ................   2,157,912
                           109,643   L G Electronics, Inc. (GDR) .......................   1,288,305
                             6,394   L G Electronics, Inc. (GDR) (New) .................     102,304
                           137,767   Samsung Display Devices (b) .......................  12,165,053
                            53,095   Samsung Display Devices (New) (b) .................   4,517,267
                           167,073   Samsung Electromechanics Co., Ltd. ................   8,399,416
                            65,331   Samsung Electromechanics Co., Ltd. (New) (b) ......   3,242,338
                           523,910   Samsung Electronics Co., Ltd. (b) (d) .............  96,177,941
                           103,682   Samsung Electronics Co., Ltd. (New) (b) (d) .......  18,898,659
                             8,243   Samsung Electronics Co., Ltd. (New) (b) (d) .......   1,507,861
                                                                                         -----------
                                                                                         148,457,056
                                                                                         -----------
 Electronic Data
 Processing 0.3%            70,000   Trigem Computer Inc. (Major personal computer
                                       manufacturer) ...................................   2,174,670
                                                                                         -----------

ENERGY 1.6%
 Oil & Gas Production       24,940   Samchully (Producer and distributor of
                                       anthracite and gas) .............................   1,787,514
                           131,757   Ssangyong Oil Refining Co. ........................   3,736,583
                           160,499   Yukong, Ltd. ......................................   5,544,795
                            19,232   Yukong, Ltd. (New) (b) ............................     661,933
                                                                                         -----------
                                                                                          11,730,825
                                                                                         -----------
METALS & MINERALS 1.9%
 Steel & Metals              1,641   Hankook Core Co. (Steel company) ..................      25,384
                           165,000   Inchon Iron & Steel (Steel company) ...............   6,253,303
                           254,428   Kia Steel Co., Ltd. (Specialty steel company) .....   1,967,861

    The accompanying notes are an integral part of the financial statements.

================================================================================

                                                                                                Market
                            Shares                                                             Value ($)
---------------------------------------------------------------------------------------------------------
                            76,481    Kia Steel Co., Ltd. (New) (b) ......................       581,680
                            68,200    Pohang Iron & Steel Co., Ltd.
                                        (Korea's largest steel producer) (d) .............     4,947,588
                            72,463    Sammi Steel Co. ....................................       571,671
                                                                                             -----------
                                                                                              14,347,487
                                                                                             -----------
CONSTRUCTION 5.7%
 Building Materials 3.8%    10,000    Asia Cement Manufacturing Co. (Major
                                        producer of cement) ..............................       430,551
                            24,000    Hanil Cement Manufacturer (Cement manufacturing
                                        company) .........................................     1,392,201
                           224,337    Keum Kang Co., Ltd. (Construction company and
                                        manufacturer of building materials) ..............    16,743,941
                           216,207    Ssangyong Cement Industrial Co., Ltd. (Major cement
                                        company) .........................................     6,047,943
                            63,000    Sung Shin Cement Co., Ltd. (Major cement company) ..     2,273,928
                            44,000    Tong Yang Cement Co., Ltd. .........................     1,361,263
                               200    Tong Yang Cement Co., Ltd. Warrants
                                        (expire 8/18/96) (f) .............................        45,000
                                                                                             -----------
                                                                                              28,294,827
                                                                                             -----------
 Miscellaneous 1.9%         11,605    Dong Ah Construction Industries Co., Ltd. (New)
                                        (Leading construction company)  (c) ..............       370,215
                            38,510    Han Shin Construction (Construction company) .......       259,133
                           132,000    Hyundai Engineering & Construction Co. .............     6,057,622
                            13,287    Hyundai Engineering & Construction Co. (New) .......       599,478
                           201,270    Kumho Construction and Engineering .................     2,366,204
                            95,220    Samsung Engineering & Construction Co. (Engineering
                                        and construction company) ........................     2,454,915
                            81,401    Samsung Engineering & Construction Co. (New) (b) ...     2,056,667
                               370    Sungwon Construction ...............................         7,441
                               864    Sungwon Construction (New) (b) .....................        17,152
                               240    Sungwon Construction (New) (b) (c) .................         4,460
                                                                                             -----------
                                                                                              14,193,287
                                                                                             -----------
TRANSPORTATION 1.3%
 Airlines 0.3%              62,686    Korean Airlines Co., Ltd. ..........................     2,197,949
                                                                                             -----------

 Marine Transportation 0.6% 73,000    Hyundai Merchant & Marine Co. (New) (Transportation
                                        company) .........................................     2,183,178
                            82,526    Korea Line Corp. (Maritime transportation
                                        company) .........................................     1,819,136
                                                                                             -----------
                                                                                               4,002,314
                                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio (continued)
================================================================================

                                                                                                Market
                            Shares                                                             Value ($)
---------------------------------------------------------------------------------------------------------
Trucking 0.4%               62,810    Korea Express Co., Ltd. (General freight transport
                                        company) ..........................................    2,202,297
                            26,346    Korea Express Co., Ltd. (New) (b) ...................      916,973
                                                                                             -----------
                                                                                               3,119,270
                                                                                             -----------
UTILITIES 1.7%
 Electric Utilities 1.3%   180,900    Korea Electric Power Corp. (Electric
                                        utility) ..........................................    7,182,365
                            91,000    Korea Electric Power Corp. (ADR) (New) ..............    2,411,500
                                                                                             -----------
                                                                                               9,593,865
                                                                                             -----------
 Natural Gas
 Distribution 0.4%
                            37,600    Daesung  Industrial (Natural gas distributor) .......    2,762,746
                                                                                             -----------
                                      TOTAL COMMON STOCKS (Cost $290,519,334) .............  630,896,511
                                                                                             -----------
---------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                        (Cost $402,447,149) (a) ...........................  737,643,486
                                                                                             ===========

(a) The cost for federal income tax purposes was $402,492,473. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $335,151,013. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $370,309,199 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $35,158,186.

(b) New shares issued during 1995, eligible for a pro rata share of 1995 dividends (Note A).

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at December 31, 1995 was $52,016,832 (Note A).

(d) Equity securities that have met the foreign-ownership limitation valued at a premium in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at December 31, 1995 was $22,876,422 (Note A).

(e) Principal amount stated in Korean won unless otherwise noted. CHF Swiss Francs.

(f)   Non-income producing.


    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Financial Statements
================================================================================
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $402,447,149) (Note A)............   $ 737,643,486
Cash:
  U.S. dollars............................................................             432
  Won at market (identified cost $14,196,738) (Note A)....................      14,139,683
Dividends and interest receivable.........................................         950,871
Other assets..............................................................           3,747
                                                                             -------------
      Total assets........................................................     752,738,219

LIABILITIES
Payables:
        Subscription rights purchased (Note A)...............  $ 1,692,257
        Distributions........................................    4,269,682
        Withholding taxes....................................    1,583,067
        Accrued management fee (Note C)......................      640,493
        Other accrued expenses (Note C)......................      541,763
                                                               -----------
                Total liabilities.........................................       8,727,262
                                                                             -------------
Net assets, at market value...............................................   $ 744,010,957
                                                                             =============
NET ASSETS
Net assets consist of:
   Accumulated distributions in excess of net investment income...........    $ (3,028,676)
   Net unrealized appreciation (depreciation) on:
     Investments..........................................................     335,196,337
     Won..................................................................         (57,055)
     Won related transactions.............................................          29,662
   Accumulated net realized gain..........................................       6,401,728
   Common stock...........................................................         371,277
   Additional paid-in capital.............................................     405,097,684
                                                                             -------------
Net assets, at market value...............................................   $ 744,010,957
                                                                             =============
Net asset value per share ($744,010,957  /  37,127,672
        shares of common stock issued and outstanding,
        50,000,000 shares authorized, $.01 par value).....................          $20.04
                                                                             =============


    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Financial Statements (continued)
================================================================================

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
        Income:
                Interest (net of withholding taxes of $287,951) (Note A)...                       $  4,114,559

        Expenses:
                Management fee (Note C) ...................................      $  3,809,107
                Custodian and accounting fees (Note C) ....................           767,930
                Directors' fees and expenses (Note C) .....................            69,273
                Legal .....................................................            52,602
                Auditing ..................................................            42,350
                Reports to shareholders ...................................            76,148
                Services to shareholders ..................................            44,473
                Other .....................................................            53,692        4,915,575
                                                                                 ------------     ------------
        Net investment loss ...............................................                           (801,016)
                                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
        Net realized gain (loss) during the period on:
                Investments ...............................................         9,465,911
                Won related transactions ..................................          (885,790)       8,580,121
                                                                                 ============
        Net unrealized appreciation (depreciation) during the period on:
                Investments ...............................................        12,910,222
                Won .......................................................           (98,785)
                Won related transactions ..................................             7,842       12,819,279
                                                                                 ============     ============
        Net gain on investment transactions ...............................                         21,399,400
                                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                       $ 20,598,384
                                                                                                  ============



The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



-------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months           Year
                                                                                      Ended             Ended
                                                                                   December 31,       June 30,
INCREASE (DECREASE) IN NET ASSETS                                                     1995              1995
-------------------------------------------------------------------------------------------------------------------
Operations:
        Net investment loss (Note A) ........................................     $    (801,016)    $    (615,149)
        Net realized gain from investment transactions (Note A) .............         8,580,121        13,445,142
        Net unrealized appreciation on investment transactions
                during the period (Note A) ..................................        12,819,279        64,721,917
                                                                                  -------------     -------------
Net increase in net assets resulting from operations ........................        20,598,384        77,551,910
                                                                                  -------------     -------------
Distributions to shareholders from:
        Net investment income ($.06 per share) ..............................        (2,227,660)               --
                                                                                  -------------     -------------
        Net realized gains from investment transactions
                ($.36 and $.15 per share, respectively) .....................       (13,231,772)       (4,359,655)
                                                                                  -------------     -------------
Fund share transactions:
        Net proceeds of shares issued in connection with the Fund's rights offering, net of broker and dealer manager fees of
                $4,006,960 and expenditures and offering costs of $860,000...                --       109,617,621
                                                                                  -------------     -------------
        Reinvestment of distributions .......................................         4,325,270         1,798,229
                                                                                  -------------     -------------
INCREASE IN NET ASSETS ......................................................         9,464,222       184,608,105
Net assets at beginning of period ...........................................       734,546,735       549,938,630
                                                                                  -------------     -------------
NET ASSETS AT END OF PERIOD (including accumulated distributions in excess
of net investment income of ($3,028,676) at December 31, 1995) ..............     $ 744,010,957     $ 734,546,735
                                                                                  =============     =============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ...................................        36,930,508        29,474,985

        Shares issued in connection with the Fund's rights offering .........                --         7,386,102
        Shares issued to shareholders in reinvestment of distributions ......           197,164            69,421
                                                                                  -------------     -------------
Shares outstanding at end of period .........................................        37,127,672        36,930,508
                                                                                  =============     =============


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

The Korea Fund, Inc.
Financial Highlights
================================================================================

--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.



--------------------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                       YEARS ENDED JUNE 30,
                                                            DECEMBER 31,
                                                                          ------------------------------------------------------
                                                               1995        1995(e)        1994      1993      1992        1991
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...................    $  19.89      $  18.66      $ 11.40    $10.75    $ 10.27     $14.45
                                                            --------      --------      -------    ------    -------     ------
Income from investment operations (a):
        Net investment income (loss) ...................        (.02)         (.02)        (.03)      .02        .08        .09
        Net realized and unrealized gain (loss) on
                investment transactions ................         .59          2.42(b)      7.13       .86        .78      (2.13)
                                                            --------      --------      -------    ------    -------     ------
Total from investment operations .......................         .57          2.40         7.10       .88        .86      (2.04)
                                                            --------      --------      -------    ------    -------     ------
Less distributions from:
        Net investment income ..........................        (.06)           --         (.01)     (.04)      (.06)        --
        Net realized gains on investment transactions...        (.36)         (.15)          --      (.20)      (.34)     (2.20)
                                                            --------      --------      -------    ------    -------     ------
Total distributions ....................................        (.42)         (.15)        (.01)     (.24)      (.40)     (2.20)
                                                            --------      --------      -------    ------    -------     ------
Antidilution (dilution) resulting from the rights
        offering (1995), fourth tranche (1994), and
        reinvestment of distributions for shares at
        market value ...................................          --         (1.02)         .22       .01        .02        .06
                                                            --------      --------      -------    ------    -------     ------
Underwriting expenditures and offering costs ...........          --            --         (.05)       --         --         --
                                                            --------      --------      -------    ------    -------     ------
Net asset value, end of period .........................    $  20.04      $  19.89      $ 18.66    $11.40    $ 10.75     $10.27
                                                            ========      ========      =======    ======    =======     ======
Market value, end of period ............................    $  22.00      $  19.63      $ 22.00    $15.00    $ 11.38     $14.13
                                                            ========      ========      =======    ======    =======     ======
TOTAL RETURN
Per share market value (%) .............................       14.27**       (5.43)       46.74     34.54     (17.01)    (23.57)
Per share net asset value (%) (c) ......................        2.70**       13.00        63.77      8.20       7.87     (14.91)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .................         744           735          550       258        241        228
Ratio of operating expenses to average
        net assets (%) .................................        1.28*         1.32         1.37      1.52       1.52       1.47
Ratio of net investment income (loss) to
        average net assets (%) (d) .....................        (.11)**       (.10)        (.18)      .15        .70        .83
Portfolio turnover rate (%) ............................         6.6*         10.5         14.3      14.3       18.2       19.2


 * Annualized    **  Not annualized

(a)   Based on monthly average of shares outstanding during each period.

(b) Due to the timing and magnitude of the rights offering, the amount reported herein is not proportional to the aggregate value reported in the Statements of Operations and Changes in Net Assets and Note E to the financial statements.

(c) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

(d) The ratio for the six months ended December 31, 1995 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year (Note A).

(e) Certain amounts have been reclassified to conform with fiscal 1996 presentations.



--------------------------------------------------------------------------------

The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on the Korean, U.S., or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors including certain equity securities valued in good faith by the Valuation Committee amounting to $50,721,310 or 6.8% of the Fund's net assets at December 31, 1995, and certain investments in Korean equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors. The aggregate premium ($42,851,724) over the local share price ($236,309,335) for these securities valued by the Valuation Committee was approximately 5.8% of the Fund's net assets at December 31, 1995. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values or other market factors, respectively. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

DIVIDEND INCOME. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year end, receives substantially less dividend income in the first half of its year than in the second half of such year.

INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. Under the United States-Korea income tax treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.125% on dividends and 12.9% on interest paid to the Fund by Korean issuers. Effective January 1, 1996, withholding taxes on dividends and interest were increased to 16.5% and 13.2%, respectively. Under the United States-Korea income tax treaty, there is no Korean withholding tax on realized capital gains.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. It is expected that net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards which, if not distributed, would be taxable to the Fund, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to

The Korea Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from won related transactions includes net currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of won and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes. At December 31, 1995 the exchange rate for Korean won was U.S. $.001289 to W 1.

SUBSCRIPTIONS FOR NEW SHARES. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue and acquisition discounts are accreted for both tax and financial reporting purposes. Certain amounts have been reclassified in the fiscal 1995 statement of changes in net assets, and financial highlights and unaudited quarterly results of operations data (Note E) to conform with fiscal 1996 presentation.

B. PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $111,427,465 and $22,863,864, respectively.

C. RELATED PARTIES

Under the Management Agreement the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. For the six months ended December 31, 1995, the fee pursuant to such agreements amounted to $3,809,107 which was equivalent to an annual effective rate of 0.99% of the Fund's average month-end net assets.

Under the Advisory Agreement, the Manager pays the Korean Adviser a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375% of such net

================================================================================

assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000.

For the six months ended December 31, 1995, brokerage commissions on investment transactions amounting to $83,860 were paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

Effective August 21, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $136,121, of which $31,242 is unpaid at December 31, 1995.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser $6,000 annually plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1995, Directors' fees and expenses amounted to $69,273.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN KOREA

The Foreign Exchange Management Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities and, upon termination of the Fund or for payment of expenses in excess of income, to repatriate investment principal. The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy or the Securities and Exchange Commission of Korea ("KSEC") may issue orders imposing additional restrictions, when deemed in the public interest, for the protection of investors or in the interest of maintaining an orderly securities market. Under the Foreign Exchange Management Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Under current regulations of the Minister of Finance and the KSEC, foreigners are subject to certain restrictions with respect to investing in equity securities of Korean companies listed on the Korea Stock Exchange. In general, total foreign investment is limited to 15% of each class of a company's outstanding shares, while a single foreign investor may only invest up to 3% of each class of outstanding shares. Pursuant to its license, however, the Fund may invest in shares representing 5% of each class in general.

The Korea Fund, Inc.
Notes to Financial Statements (continued)
================================================================================


E. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (000 OMITTED)



                                                                                                    NET INCREASE
                                                                                                     (DECREASE)
                                                                          NET GAIN (LOSS)           IN NET ASSETS
                          INVESTMENT            NET INVESTMENT            ON INVESTMENT               RESULTING
QUARTER ENDED              INCOME *              INCOME (LOSS)             TRANSACTIONS             FROM OPERATIONS
-------------------    -----------------      --------------------     --------------------      ---------------------

                                    PER                      PER                      PER                        PER
FISCAL 1996            TOTAL       SHARE      TOTAL         SHARE      TOTAL         SHARE        TOTAL         SHARE
-----------            -----       -----      -----         -----      -----         -----        -----         -----


September 30, 1995     $1,276     $  .03      $(1,164)     $  (.03)    $ 1,839       $  .05      $   675       $   .02

December 31, 1995       2,839        .08          363          .01      19,560          .54       19,923           .55
                       ------     ------      -------      -------    --------      -------     --------      --------

Totals                 $4,115     $  .11      $  (801)     $  (.02)    $21,399       $  .59      $20,598       $   .57
                       ======     ======      =======      =======    ========      =======     ========      ========

-------------------    -----------------      --------------------     --------------------      ---------------------

                                    PER                      PER                     PER                        PER
FISCAL 1995            TOTAL       SHARE      TOTAL         SHARE     TOTAL         SHARE        TOTAL         SHARE
-----------            -----       -----      -----         -----     -----         -----        -----         -----

September 30, 1994     $1,331     $  .04      $  (605)     $  (.03)   $ 86,736      $  2.96     $ 86,131      $   2.93

December 31, 1994         750        .03       (1,420)        (.04)    (22,016)        (.75)     (23,436)         (.79)

March 31, 1995          5,151        .17        3,250          .11      (2,236)        (.09)       1,014           .02

June 30, 1995             332        .01       (1,840)        (.06)     15,683          .48       13,843           .42
                       ------     ------      -------      -------    --------      -------     --------      --------

Totals                 $7,564     $  .25      $  (615)     $  (.02)   $ 78,167      $  2.60     $ 77,552      $   2.58
                       ======     ======      =======      =======    ========      =======     ========      ========





*Net of Korean taxes withheld.

The Korea Fund, Inc.
Report of Independent Accountants

================================================================================

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE KOREA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Korea Fund, Inc. including the investment portfolio, as of December 31, 1995, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended June 30, 1995, and the financial highlights for the six months ended December 31, 1995 and for each of the five years in the period ended June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Korea Fund, Inc. as of December 31, 1995, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended June 30, 1995, and the financial highlights for the six months ended December 31, 1995 and for each of the five years in the period ended June 30, 1995 in conformity with generally accepted accounting principles.

Boston, Massachusetts  COOPERS & LYBRAND L.L.P.
February 16, 1996

The Korea Fund, Inc.
Tax Information
================================================================================

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Korea Fund account, please call 800-426-5523.

Shareholder Meeting Results
---------------------------

The Annual Meeting of Shareholders of The Korea Fund, Inc. was held on Wednesday, October 11, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The four matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1. The election of three Directors to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

        Director:                                  Number of Votes:
        ---------                                  ----------------
                                       For                     Withheld              Broker Non-Votes*
                                      -----                    --------              -----------------
        Juris Padegs               22,169,101                  106,446                      500
        Chang-Hee Kim              22,164,425                  111,122                      500
        Hugh T. Patrick            22,169,852                  105,695                      500

2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending June 30, 1996.

                                             Number of Votes:
                                             ----------------
            For                      Against                   Abstain               Broker Non-Votes*
           -----                     -------                   -------               -----------------
         22,156,722                  92,055                     26,770                      500

3. Approval or disapproval of the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder,
     Stevens & Clark, Inc.


                                             Number of Votes:
                                             ----------------
            For                      Against                   Abstain               Broker Non-Votes*
           -----                     -------                   -------               -----------------
         20,660,747                  112,977                   384,671                   1,117,652

4.   Approval or  disapproval  of the  continuance  of the Research and Advisory
     Agreement  between  Scudder,  Stevens  & Clark,  Inc.  and  Daewoo  Capital
     Management Co., Ltd.


                                             Number of Votes:
                                             ----------------
            For                      Against                   Abstain               Broker Non-Votes*
           -----                     -------                   -------               -----------------
         20,660,393                  114,958                   378,044                   1,122,652

-------------------------------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders   who  do  not   participate   in  the  Plan  will  receive  all
distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

Investment Manager
------------------

   The investment manager and administrator of The Korea Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc. ("Scudder"), one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of six other closed-end investment companies which invest in foreign securities and are traded on the New York Stock Exchange: The Argentina Fund, The Brazil Fund, The Latin America Dollar Income Fund, Scudder New Asia Fund, Scudder New Europe Fund, and Scudder World Income Opportunities Fund.


Korean Adviser
--------------

   Daewoo Capital Management Co., Ltd., registered under the U.S. Investment Advisers Act of 1940, acts as Korean adviser to Scudder, Stevens & Clark, Inc., the Fund's investment manager. Daewoo Capital Management Co., Ltd. is a subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affiliate of Daewoo Research Institute.

   Daewoo Capital Management Co., Ltd. provides investment advice, research, and assistance to Scudder. The Daewoo staff makes specific investment recommendations, which are then evaluated by Scudder's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.

Officers and Directors
----------------------

JURIS PADEGS*
    Chairman of the Board and Director

CHANG-HEE KIM
    Vice Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

WILLIAM H. GLEYSTEEN, JR.
    Director

ROBERT W. LEAR
    Director

DR. SANG C. LEE
    Director

TAI HO LEE
    Director

DR. WILSON NOLEN
    Director

HUGH T. PATRICK
    Director

SIDNEY M. ROBBINS
    Emeritus Founding Director

JERARD K. HARTMAN*
    Vice President

KUN-HO HWANG
    Vice President

YOUNG H. KIM
    Vice President

JOHN J. LEE*
    Vice President

DAVID S. LEE*
    Vice President

DONG WOOK PARK
    Vice President

THOMAS F. McDONOUGH*
    Secretary and Assistant Treasurer

PAMELA A. McGRATH*
    Treasurer

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

COLEEN DOWNS DINNEEN*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.